UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Most emerging European equity markets fell in U.S. dollar terms in the six months ended April 30, 2015, as local returns were negated by a strong dollar versus most currencies in the region. After posting deep losses early in our reporting period, the Russian market rallied in the last few months due to several central bank interest rate cuts to stimulate the economy, a bounce in the ruble and crude oil prices following precipitous declines in 2014, and hopes that a lasting cease-fire in Ukraine would eventually lead to the end of sanctions. Equities in Turkey declined more than 13% due to political and economic concerns. Greek stocks tumbled amid growing uncertainty about the country’s ability to make payments to creditors and fears that the country could leave the eurozone. Central Eastern European markets were mixed.

Your fund returned -13.29% in the last six months. As shown in the Performance Comparison table, the fund significantly underperformed its benchmark, the MSCI Emerging Markets Europe Index, during our reporting period. The fund’s relative performance was hurt by our stock selection, particularly in Russia and Turkey. Russian stocks rallied sharply in the last few months as oil prices, the ruble, and the Ukraine situation started to improve. Because of our underweights in the companies that performed best, which included lower-quality companies, the fund did not fully participate in that rebound. We are focused on identifying quality companies that have a strong market position—in Russia and throughout emerging Europe—and will bring durable value to the portfolio over time. Country allocations in aggregate also worked against us in the last six months, especially underweighting Poland; overweighting Turkey; and having low exposure to Hungary, which has high debt levels.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
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85
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75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

As you may know, I assumed the fund’s portfolio management responsibilities as of April 1 and was previously the fund’s interim manager while Leigh Innes was on maternity leave. In the months prior to April 1, Leigh and I worked together to ensure a smooth transition of her duties. While our research and investment process will not change, I intend to have a greater awareness of the country risks in the emerging Europe region and will try to keep the portfolio more balanced. The events of the last year involving Ukraine, which contributed to the rapid deterioration of Russia’s investment climate, underscore the risks of having a high concentration in any single country, as well as the risks of investing in companies that we like fundamentally but are located in a country with an unfavorable macro backdrop. As a result, it is likely that the fund will have more exposure to central Eastern Europe than in the past, especially given the region’s improving macro situation, and that our allocations to single countries, such as Russia and Turkey, will not be as significant as before.

PORTFOLIO REVIEW

Russia
Russian stocks returned about -4.5% in dollar terms in our reporting period. The economy, which depends heavily on the energy industry, suffered immensely from the sharp decline in oil prices in the second half of 2014, and while prices have rebounded somewhat in the last few months, the country is widely expected to be in a recession in 2015. Dramatic central bank increases in short-term interest rates late last year in an attempt to halt the tumbling ruble further slowed economic activity. U.S. and European Union (EU) sanctions stemming from Russia’s actions in Ukraine also weighed on the economy and on investor sentiment. At present, we do not see a resolution to the Ukraine situation that would satisfy all parties involved, so it is likely that sanctions will remain in place.

Russia remains the largest country allocation in the fund because this is where we find some of the region’s best long-term growth opportunities with very attractive valuations. At the end of April, we had about 53% of assets invested in Russia, which is roughly the same as the benchmark. We believe that Russian stocks will continue to rebound over time as the impact of sanctions subsides and the economy improves. But a sustained increase in oil prices is unlikely given a global glut and weak demand. The energy sector remains dominant in Russia’s economy, but we continue to underweight it. We prefer high-quality, consumer-driven businesses in other sectors that we believe have greater potential for longer-term growth and higher returns.

Sberbank of Russia—one of the most attractive banks in the emerging markets universe and one of our largest holdings—fared poorly over the last six months. Loan growth could be meager this year, but Sberbank is likely to remain profitable, helped by relatively high margins and cost-cutting initiatives. While the company is subject to sanctions, it should not need to raise new capital that would dilute the existing shareholder base. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Despite the weak economic climate, Russia’s food retail market will grow strongly for the next few years. National modern food retailers still only have 20% market share of the total food retail market in Russia, but they are gradually taking share from regional retailers as well as open markets and “mom and pop” stores due to their higher efficiency and larger scale. X5 Retail Group is attempting to turn its business around, and it was one of our better performers over the last six months. Traffic and sales growth have improved in its discount convenience stores, but its supermarkets business remains challenged, which is why the shares are still attractively valued. Magnit shares disappointed, but the company’s fundamentals remain favorable. Magnit recently reported a 33% revenue increase in the first quarter, driven in part by food inflation. We have high conviction in Magnit, and it remains one of the fund’s largest holdings. On the other hand, we eliminated Lenta, a smaller food retailer, during our reporting period.

Gazprom fared poorly as the profitability of its exports is down sharply given the drop in oil and gas prices. Also, near the end of our reporting period, the EU’s European Commission brought antitrust charges against Gazprom for unfair pricing practices in several eastern EU countries. Gazprom is the fund’s largest holding, though we are underweighting it. We believe the company will have improving operational momentum in the second half of the year, as European consumers build inventory and respond to Russian gas prices being more competitive. In addition, Gazprom has a robust dividend, which has potential to increase. Lukoil produced positive returns, but its downstream profitability has come under pressure from lower refining margins. During the period, we added a position in Surgutneftegas preferred shares in anticipation of very attractive dividends.

Luxoft Holding was one of our top contributors to absolute performance in the last six months. The global IT services company enjoyed strong earnings and revenue growth and is largely unaffected by sanctions against Russia because most of its revenue comes from the U.S. and Europe. However, Yandex, which is analogous to Google in the U.S., and e-mail and social networking company Mail.Ru were significant detractors, hurt by the slowing economy and significant ruble weakness.

During the last six months, we eliminated wireless operator MegaFon but established a small position in telecom company VimpelCom, which has underperformed over the last decade and has a very low valuation. The business is slowly improving, and the company is trying to reduce debt. In addition, we believe it has the potential to increase in value if it sells its Italian subsidiary and is able to remove a lot of leverage from its balance sheet.

Ukraine
Ukraine remains a divided country, with an economy in shambles, a plummeting currency, and a debt default increasingly likely. The country received a financial aid offer from the International Monetary Fund that depends partially on the government working with creditors to restructure its debts. Restructuring negotiations with several large bondholders are currently underway. Although violence between pro-Russian separatists in the east and a West-leaning nationalist government in Kiev has diminished due to a February cease-fire, there is the potential for re-escalation. At the moment, our best-case scenario is for the Ukraine situation to remain relatively calm and to become a “frozen” conflict. Our only Ukrainian investment is poultry and grain producer MHP, whose shares declined in dollar terms in the last six months. MHP is the largest and most efficient poultry producer in Europe with 40% of its sales going to export, providing the company with a solid foreign currency revenue stream while its costs are all in the local currency. MHP’s operations have not been affected by the conflict in eastern Ukraine.

Georgia and Kazakhstan
Georgia features good macroeconomic fundamentals, a strong democratic institutional framework, and political stability, while Kazakhstan is rich in oil and other natural resources and has close economic ties with Russia and China. We have a small number of investments in these frontier markets to help diversify the portfolio. Unfortunately, most of these were hurt by currency weakness and proximity to the weak Russian economy.

We continue to believe that bank investments are the best way to harness the potential of these countries. In Georgia, we own Bank of Georgia Holdings, which offers high return on equity, impressive loan growth, and a strong balance sheet, and TBC Bank. Shares fell due to poor results from TBC Bank in February as well as due to the depreciation of the Georgian lari. In Russia’s southern neighbor, we own Halyk Savings Bank of Kazakhstan, a well-managed commercial bank. We eliminated mobile network operator KCell during our reporting period but purchased UK-listed KAZ Minerals (formerly Kazakhmys), a copper producer that restructured last year and spun off some high-cost operations. Shares look attractively valued in light of a sharp drop in copper prices.

Turkey
Turkish stocks declined more than 13% in dollar terms in the last six months, hurt by a 17% decline in the lira versus the dollar. The central bank reduced interest rates a couple of times in early 2015 to stimulate the economy, but government officials have called for steeper rate cuts. While that could lift the economy in the short run—and support incumbents seeking to win reelection in June—it would make already-high inflation worse and could signal that the central bank’s independence has been compromised. Despite this controversy, Turkey has done a good job of implementing economic and structural reforms and has invested in its transportation, energy, and telecom infrastructure. This bodes well for a return to more solid gross domestic product (GDP) growth. In addition, because Turkey is a net oil importer, lower oil prices are benefiting consumers.

Turkey is our second-largest country allocation, and we are overweighting it versus the benchmark. The country has favorable demographics and a solid banking system, and our investments are largely designed to benefit from the long-term development of a consumer economy. Two of our core holdings are Turkiye Halk Bankasi and Turkiye Garanti Bankasi. Unfortunately, both detracted from our results in the last six months. We like the former because of its attractive valuation and lower cost of funding; we like the latter because it is a quality business with strong management.

Airport operator TAV Havalimanlari Holding was one of our better performers in the last six months. The company has been expanding beyond Turkey, announcing in recent months that its subsidiaries will operate portions of airports in Riga, Latvia; Carthage, Tunisia; and Houston, Texas. On the other hand, shares of automobile manufacturer Tofas Turk Otomobil Fabrikasi and tire manufacturer Brisa Bridgestone Sabanci Sanayi ve Ticaret declined. We are maintaining our positions, as we believe they will benefit from stronger economic growth and, over the long term, greater affordability of automobiles to consumers.

In the consumer staples sector, regional bottling company Coca-Cola Icecek fell sharply. Shares struggled amid pressures in key markets, including Iraq and Kazakhstan, and because the company’s dollar-denominated debt was disadvantageous at a time of noteworthy lira depreciation. We believe the company will have a stronger 2015, with better volumes and profit margins both in Turkey and internationally. Competition among food retailers has been intensifying, and discount food retailer BIM Birlesik Magazalar fell sharply in the last six months. BIM’s fourth-quarter 2014 profit margins were hurt because the company decided not to pass along the full extent of food price increases to its customers. We believe the company will produce strong revenue growth in 2015, though we are cautious in part because we expect food inflation to moderate over the next few years. During our reporting period, we added Migros Ticaret and conglomerate Haci Omer Sabanci Holding to the portfolio. Migros owns and operates supermarkets and shopping malls, while Sabanci has a number of business segments that should benefit as Turkey’s economy strengthens.

Greece
While the Greek economy was showing signs of stabilization, fiscal uncertainty prevailed for much of our reporting period, prompting Greek stocks to plunge 35% in dollar terms. (The euro’s 10% drop versus the dollar exacerbated local losses for U.S. investors.) The January election of the Syriza party—which campaigned against austerity and for a renegotiation of its bailout terms—renewed concerns that the country might default on its debts or exit the eurozone. A February deal for a four-month extension of the current Greek bailout program helped shore up investor concerns for a time. As we write this letter, Greece is in the middle of negotiations with European leaders while it is running out of money to pay its creditors, as additional bailout payments are contingent on the enactment of more reforms.

After several years of consolidation and recapitalization, Greece’s banking industry has become an oligopoly. We own two banks in Greece that we consider to be high-quality entities: Piraeus Bank and Alpha Bank. While both fell victim to the uncertain environment of the last six months, we believe that they are well positioned to benefit when the macro environment normalizes. In the last six months, we established a position in Jumbo, a leading retailer of toys, children’s goods, home products, and seasonal goods. As with the banks, we believe Jumbo will benefit from improving economic conditions.

Central Eastern Europe
Stocks in Poland returned approximately -4% in the last six months versus -2% for the Czech Republic, 1% for Romania, and 23% for Hungary. We have relatively low exposure to this part of emerging Europe because economic growth depends largely on recovering eurozone demand. Most of our investments in this region are in Poland, whose outlook is favorable, buoyed by brightening prospects in some of its major trading partners—particularly Germany—as well as improved domestic demand and industrial production and lower oil import prices. In addition, EU financial assistance over the next five years is likely to support Polish economic growth in general and infrastructure growth in particular. We have no exposure to the Czech Republic, where we struggle to find companies with attractive valuations. We have only one Hungarian investment—Wizz Air Holdings, an airline that we purchased a few months ago during its initial public offering. In Romania, we own BRD-Groupe Societe Generale, a leading bank that we believe will benefit from an environment of strong growth and low inflation. We also own shares of Fondul Proprietatea, an investment company with general exposure to the Romanian economy and an attractive dividend yield.

In Poland, we own shoe retailer CCC, which is expanding in the region and whose shares performed very well in the last six months. The company reported good results for 2014 and is targeting 30% revenue growth for 2015. We also own Jeronimo Martins, a Portuguese food retailer whose Biedronka chain operates in Poland, and it was one of the fund’s largest absolute contributors. Food deflation and strong competition have been problematic for various Polish retailers, but the Biedronka chain has done relatively well in a tough environment. On the other hand, we eliminated consumer goods retailer Eurocash and LPP, a fashion retailer. LPP has a strong presence in Russia, and its new stores in the saturated Polish retail market are cannibalizing older ones.

We like a small number of banks in Poland. Banks’ earnings in general have been under pressure due to falling interest rates, but we believe that rates are bottoming and that banks’ profitability will improve once rates begin rising. Our investment in PKO Bank Polski fell sharply during our reporting period. It is the largest bank in Poland and has an attractive valuation, but it also has substantial exposure to mortgages denominated in Swiss francs. The franc’s surge against the Polish zloty in the last few months has led to concerns over the quality of its franc-denominated mortgage book. During the last six months, we added Bank Pekao, Poland’s second-largest bank, to the portfolio. The company is levered to the economy and should benefit from strengthening domestic demand and increasing private investment over the next few years. Bank Pekao also has an attractive dividend yield and a strong and conservative management team.

OUTLOOK

We maintain a long-term investment horizon and exposure to well-managed companies that we believe can generate solid earnings growth over time. Current valuations in emerging Europe are compelling, some companies are now trading at extreme levels, and we are using market volatility to add to our high-conviction names at attractive prices.

The geopolitical tensions that were unleashed by Russia’s incursion into Ukraine continue to be a headwind. In the short term, it is difficult to see a solution that will be acceptable to all parties, so volatility is likely to continue. Furthermore, we remain focused on the impact of the challenges of declining oil prices, ruble weakness, and the sanctions against Russia. We remain overweight domestic-oriented sectors and stocks that seem unlikely to be hit with new sanctions, and we believe that our focus on well-run, high-quality companies positions us well for a recovery.

Our analysis of recent events has reaffirmed our current positioning within Turkey and Greece, while our trip to Poland has given us a number of investment ideas to consider. In the near term we may see some volatility, but our longer-term view of these markets is positive. In Turkey, we anticipate a continuation of pro-cyclical economic policies. Concerns over Turkey’s political situation should settle down after the general elections in June, which are the final scheduled elections in this two-and-a-half-year election cycle. A sharp increase in U.S. interest rates that pulls capital away from Turkey is a near-term risk, but over the long term, Turkey’s flexible economy and positive demographic, education, and labor participation trends should support a strong level of economic growth.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Ulle Adamson
Portfolio manager

May 18, 2015

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

PORTFOLIO MANAGER TRANSITION

Effective April 1, 2015, Leigh Innes transitioned her portfolio management responsibilities to Ulle Adamson. Ms. Adamson has 12 years of investment experience and has been a member of the emerging Europe research team since joining T. Rowe Price in 2002. Importantly, while Ms. Innes was on maternity leave from late 2013 until July 2014, Ms. Adamson managed the fund during a particularly challenging period due to the conflict in Ukraine, resulting sanctions against Russia, and a turbulent period for politics in Turkey. She has a successful record as a research analyst with broad coverage across sectors and countries.

Ms. Adamson earned an M.A. in digital media studies from Sussex University and a B.Sc. in economics and business administration from the Stockholm School of Economics in Riga. She also has earned her Chartered Financial Analyst designation, is fluent in Estonian and English, and speaks Russian and Portuguese.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Gazprom, Russia	9.2%
Lukoil, Russia	8.9
Magnit, Russia	6.9
Sberbank of Russia, Russia	6.7
MMC Norilsk Nickel, Russia	5.5
Turkiye Garanti Bankasi, Turkey	4.8
Turkiye Halk Bankasi, Turkey	3.5
PKO Bank Polski, Poland	3.4
Bank Pekao, Poland	3.2
Luxoft Holding, Russia	3.0
BIM Birlesik Magazalar, Turkey	2.7
Coca-Cola Icecek, Turkey	2.5
X5 Retail Group, Russia	2.4
Bank Zachodni WBK, Poland	2.1
Surgutneftegas, Russia	2.0
TAV Havalimanlari Holding, Turkey	1.9
Haci Omer Sabanci Holding, Turkey	1.8
Moscow Exchange MICEX-RTS, Russia	1.7
CCC, Poland	1.7
Alrosa, Russia	1.5
BRD-Groupe Societe Generale, Romania	1.4
Jeronimo Martins, Portugal	1.4
Jumbo, Greece	1.3
TBC Bank, Georgia	1.3
Fondul Proprietatea, Romania	1.3
Total	82.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 16.11	$ 20.50	$ 18.52	$ 17.83	$ 21.66	$ 15.97
Investment activities						
Net investment income (loss) (1)	0.01	0.17	0.34	0.13	(0.02)	(0.01)
Net realized and unrealized gain / loss	(2.19)	(4.17)	1.78	0.56	(3.81)	5.71
Total from investment activities	(2.18)	(4.00)	2.12	0.69	(3.83)	5.70
Distributions						
Net investment income	(0.19)	(0.39)	(0.14)	–	–	–
Net realized gain	–	–	–	–	–	(0.01)
Total distributions	(0.19)	(0.39)	(0.14)	–	–	(0.01)
NET ASSET VALUE						
End of period	**$ 13.74**	**$ 16.11**	**$ 20.50**	**$ 18.52**	**$ 17.83**	**$ 21.66**

Ratios/Supplemental Data

Total return (2)	**(13.29)%**	**(19.85)%**	**11.50%**	**3.87%**	**(17.68)%**	**35.68%**
Ratio of total expenses to average net assets	1.66%(3)	1.51%	1.47%	1.55%	1.45%	1.41%
Ratio of net investment income (loss) to average net assets	0.16%(3)	0.95%	1.75%	0.71%	(0.09)%	(0.07)%
Portfolio turnover rate	32.6%	31.7%	17.1%	10.9%	21.7%	27.7%
Net assets, end of period (in thousands)	$ 194,118	$ 246,097	$ 379,288	$ 420,400	$ 493,699	$ 771,642

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
GEORGIA 2.5%		
Common Stocks 2.5%		
Bank of Georgia Holdings (GBP)	84,110	2,319
TBC Bank JSC, GDR (USD) (1)(2)	220,276	2,467
Total Georgia (Cost $4,289)		4,786
GREECE 2.7%		
Common Stocks 2.7%		
Alpha Bank (2)	4,780,505	1,658
Jumbo	241,259	2,478
Piraeus Bank (2)	2,432,259	1,074
Total Greece (Cost $11,623)		5,210
HUNGARY 1.1%		
Common Stocks 1.1%		
Wizz Air Holdings (GBP) (2)	94,732	2,072
Total Hungary (Cost $1,761)		2,072
KAZAKHSTAN 1.3%		
Common Stocks 1.3%		
Halyk Savings Bank of Kazakhstan, GDR (USD) (2)	267,574	2,069
Kazakhstan Kagazy, GDR (GBP) (1)(2)(3)	3,273,950	392
Total Kazakhstan (Cost $18,004)		2,461
NETHERLANDS 1.0%		
Common Stocks 1.0%		
VimpelCom, ADR (USD)	337,300	1,912
Total Netherlands (Cost $1,672)		1,912

POLAND 10.4%		
Common Stocks 10.4%		
Bank Pekao	118,648	6,180
Bank Zachodni WBK (2)	39,271	4,053
CCC	62,315	3,295
PKO Bank Polski	662,408	6,635
Total Poland (Cost $21,241)		20,163
PORTUGAL 1.4%		
Common Stocks 1.4%		
Jeronimo Martins	186,037	2,714
Total Portugal (Cost $729)		2,714
ROMANIA 2.7%		
Common Stocks 2.7%		
BRD-Groupe Societe Generale (2)	1,035,460	2,802
Fondul Proprietatea (2)	10,672,157	2,437
Total Romania (Cost $4,970)		5,239
RUSSIA 52.8%		
Common Stocks 50.8%		
Alrosa AO (USD)	2,213,576	2,935
Bank Saint Petersburg (USD)	2,458,506	1,761
Etalon, GDR (USD)	498,568	1,330
Gazprom, ADR (USD)	3,025,055	17,919
Lukoil, ADR (USD)	339,222	17,296
Luxoft Holding (USD) (2)	113,100	5,862
Magnit	364	80
Magnit (USD)	59,343	12,975
Magnit, GDR (USD)	6,568	362
Mail.Ru, GDR (USD) (2)	82,642	1,969
MD Medical Group Investments, GDR (USD)	355,000	1,775

MMC Norilsk Nickel, ADR (USD)	566,501	10,596
Moscow Exchange MICEX-RTS	2,256,290	3,372
PhosAgro, GDR (USD)	79,031	963
Ros Agro, GDR (USD)	135,565	1,154
Sberbank of Russia, ADR (USD)	2,078,161	12,341
Sberbank of Russia, GDR (USD) (1)	95,689	571
X5 Retail Group, GDR (USD) (2)	231,532	4,713
Yandex, A Shares (USD) (2)	33,900	652
		98,626
Preferred Stocks 2.0%		
Surgutneftegas (2)	5,154,600	3,885
		3,885
Total Russia (Cost $95,705)		102,511
TURKEY 20.4%		
Common Stocks 20.4%		
BIM Birlesik Magazalar	278,749	5,160
Brisa Bridgestone Sabanci Sanayi ve Ticaret	583,962	1,951
Coca-Cola Icecek	289,855	4,914
Haci Omer Sabanci Holding	971,614	3,549
Migros Ticaret (2)	283,989	2,274
TAV Havalimanlari Holding (2)	417,892	3,669
Tofas Turk Otomobil Fabrikasi	329,465	2,020
Turkiye Garanti Bankasi	2,948,037	9,374
Turkiye Halk Bankasi	1,324,032	6,703
Total Turkey (Cost $27,071)		39,614
UKRAINE 0.5%		
Common Stocks 0.5%		
MHP, GDR (USD)	93,828	1,078
Total Ukraine (Cost $1,407)		1,078

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2015, totaled $0 for the six months ended April 30, 2015. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 90% of the fund’s net assets were invested in emerging markets and 5% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

In particular, in response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have instituted various sanctions against Russia. These sanctions and the threat of further sanctions could have adverse consequences for the Russian economy, including a weakening or devaluation of the ruble, a downgrade in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Current or future sanctions and/or any retaliatory action by Russia could impair the fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. At April 30, 2015, approximately 53% of the fund’s net assets were invested in Russian companies; on that date, none of the fund’s investments were in sanctioned securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Depository Receipts The fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and other depository receipts, which are certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. Depository receipts are transferable, trade on established markets, and entitle the holder to all dividends paid by the underlying foreign security. Issuing banks generally charge a security administration fee.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $62,962,000 and $81,625,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2014, the fund had $172,289,000 of available capital loss carryforwards, which expire as follows: $164,340,000 in fiscal 2017 and $7,949,000 in fiscal 2018.

At April 30, 2015, the cost of investments for federal income tax purposes was $204,304,000. Net unrealized loss aggregated $9,275,000 at period-end, of which $45,554,000 related to appreciated investments and $54,829,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $248,000 for T. Rowe Price Services, Inc.; and $7,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $4,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2015, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three- and five-year and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, led to the Board’s determination that the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board also approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, Target Retirement Funds, T. Rowe Price Reserve Investment Funds, and any index or private label mutual funds) exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015